UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 6, 2012

DEHAIER MEDICAL SYSTEMS LIMITED
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-34661	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 501, Jiuzhou Plaza
83 Fuxing Road, Haidian District
Beijing 100856 China
 (Address of principal executive offices, including zip code)

+86 (10) 5166-0080
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The executive officers of Dehaier Medical Systems Limited (the “Registrant”) intend to use the materials filed herewith, in whole or in part, on its website and in one or more meetings with investors and analysts.  A copy of the investor presentation is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except if the Company specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description of Exhibit
99.1	Dehaier Medical Systems Limited investor presentation

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dehaier Medical Systems Limited

By:	/s/ Ping Chen
Ping Chen
Chief Executive Officer

Dated: January 6, 2012

Exhibit Index

Number	Description of Exhibit
99.1	Dehaier Medical Systems Limited investor presentation